EXHIBIT 24.1


                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Executive Officer, Chief Financial Officer and Treasurer, and Vice President and Controller and the undersigned Directors of Central Vermont Public Service Corporation, a Vermont Corporation, which corporation proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1999, under the Securities Exchange Act of 1934, as amended, does each for himself/herself and not for one another, hereby constitute and appoint Robert H. Young and Francis J. Boyle and each of them, his/her true and lawful attorneys, in his/her name, place and stead, to sign his/her name to said proposed Annual Report on Form 10-K and any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to grant and hereby granting to said individuals, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do regarding the preparation, execution, filing of Form 10-K.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 7th day of February, 2000.


/s/ Robert H. Young                       /s/ Frederic H. Bertrand
Robert H. Young                           Frederic H. Bertrand
Chief Executive Officer and Director      Chairman of the Board of
                                          Directors

/s/ Francis J. Boyle                      /s/ Robert L. Barnett
Francis J. Boyle                          Robert L. Barnett, Director
Chief Financial Officer and Treasurer

/s/ James M. Pennington                   /s/ Rhonda L. Brooks
James M. Pennington                       Rhonda L. Brooks, Director
Vice President and Controller

                                          /s/ Robert G. Clarke
                                          Robert G. Clarke, Director


                                          /s/ Luther F. Hackett
                                          Luther F. Hackett, Director


                                          /s/ Patrick J. Martin
                                          Patrick J. Martin, Director


                                          /s/ Mary Alice McKenzie
                                          Mary Alice McKenzie, Director


                                          /s/ Janice L. Scites
                                          Janice L. Scites, Director